UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 14, 2023

MINISTRY PARTNERS INVESTMENT COMPANY, LLC

(Exact name of registrant as specified in its charter)

California	333-04028-LA	33-0489154

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA 92821

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 671-5720

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 14, 2023, Ministry Partners Investment Company, LLC, (the “Company”) entered into a Servicing Agreement with AmeriNational Community Services, LLC d/b/a “AmeriNat” Pursuant to which AmeriNat will provide certain loan servicing related functions for the Company’s commercial loan investments. AmeriNat will assist the Company in managing and servicing the Company’s loans. Some of these activities AmeriNat will perform, amongst others, are managing and collecting loan payments, documenting loan advances on construction loans, making collection calls, maintaining and monitoring the receipt of financial statements, and monitoring compliance with borrowers financial reporting covenants under the Company’s loan agreements.

By entering into this Agreement, the services provided will supplement and enhance our existing servicing capabilities and technology. This enhances the service provided to our borrowers by giving them a more robust technology platform and provides greater bandwidth of service. Most importantly, this will provide the Company scalable loan servicing resources that will support our loan portfolio growth in a cost-efficient manner.

The Agreement has a three-year term and will automatically renew for successive one-year terms unless either party gives thirty (30) day prior written notice of its intention not to renew the agreement. Either party may also, at their discretion, terminate the agreement, in whole or in part, by giving the other party one hundred twenty (120) days written notice of termination. Based upon current projections, the Company estimates that it will pay AmeriNat between $25 thousand and $35 thousand on an annual basis to perform these services.

The foregoing description of the AmeriNat Servicing Agreement is a summary only and it should be read in its entirety in order determine its material terms and conditions. A copy of the AmeriNat Servicing Agreement is filed herewith as Exhibit 10.45 and is incorporated herein by reference.

Exhibit Index

Exhibit 10.45	Servicing Agreement by and between Ministry Partners Investment Company, LLC and AmeriNational Community Services, LLC dated February 14, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 21, 2023	MINISTRY PARTNERS INVESTMENT
COMPANY, LLC

/s/ Joseph W. Turner, Jr
Joseph W. Turner, Jr.
Chief Executive Officer and President